                                                                  EXECUTION COPY

                                                                     EXHIBIT 4.6


                                PPL CORPORATION

                                      and

                   THE BANK OF NEW YORK, as Collateral Agent,
                  Securities Intermediary and Custodial Agent

                                      and

              THE CHASE MANHATTAN BANK, as Purchase Contract Agent



                                PLEDGE AGREEMENT


                            Dated as of May 9, 2001

                                TABLE OF CONTENTS
                                -----------------

Section 1.  Definitions...............................................................2

Section 2.  Pledge....................................................................6
        Section 2.1  Pledge...........................................................6
        Section 2.2  Control; Financing Statement.....................................6
        Section 2.3  Termination......................................................6

Section 3.  Distributions on Pledged Collateral.......................................7
        Section 3.1  Income Distributions.............................................7
        Section 3.2  Principal Payments Following Termination Event...................7
        Section 3.3  Principal Payments Prior To or On Purchase Contract Settlement
                     Date.............................................................7
        Section 3.4  Payments to Purchase Contract Agent..............................8
        Section 3.5  Assets Not Properly Released.....................................8

Section 4.  Control...................................................................8
        Section 4.1  Establishment of Collateral Account..............................8
        Section 4.2  Treatment as Financial Assets....................................9
        Section 4.3  Sole Control by Collateral Agent.................................9
        Section 4.4  Securities Intermediary's Location...............................9
        Section 4.5  No Other Claims..................................................9
        Section 4.6  Investment and Release..........................................10
        Section 4.7  Statements and Confirmations....................................10
        Section 4.8  Tax Allocations.................................................10
        Section 4.9  No Other Agreements.............................................10
        Section 4.10 Powers Coupled With An Interest.................................10
        Section 4.11 Wire Transfer Instructions......................................11

Section 5.  Initial Deposit; Establishment of Treasury PEPS Units and Re-establishment of PEPS Units............................................................11
        Section 5.1  Initial Deposit of Trust Preferred Securities...................11
        Section 5.2  Establishment of Treasury PEPS Units............................11
        Section 5.3  Reestablishment of PEPS Units...................................13
        Section 5.4  Termination Event...............................................14
        Section 5.5  Cash Settlement.................................................16
        Section 5.6  Early Settlement................................................17
        Section 5.7  Application of Proceeds in Settlement of Purchase Contracts.....18
        Section 5.8  Tax Event Redemption............................................20

Section 6.  Voting Rights - Pledged Preferred Securities and Pledged Subordinated
            Notes....................................................................21

Section 7.  Rights and Remedies......................................................22
        Section 7.1  Rights and Remedies of the Collateral Agent.....................22
        Section 7.2  Substitution of Subordinated Notes..............................23
        Section 7.3  Tax Event Redemption............................................23
        Section 7.4  Initial and Additional Remarketing; Treasury Portfolio Cash
                     Payment to Remarketing Agent or Its Designated Entity...........24
        Section 7.5  Substitutions...................................................25

Section 8.  Representations and Warranties; Covenants................................25
        Section 8.1  Representations and Warranties..................................25
        Section 8.2  Covenants.......................................................26

Section 9.  The Collateral Agent, the Securities Intermediary and the Custodial
            Agent....................................................................27
        Section 9.1  Appointment, Powers and Immunities..............................27
        Section 9.2  Instructions of the Company.....................................28
        Section 9.3  Reliance by Collateral Agent, Securities Intermediary and Custodial
                     Agent...........................................................28
        Section 9.4  Rights in Other Capacities......................................29
        Section 9.5  Non-Reliance on Collateral Agent, Securities Intermediary and
                     Custodial Agent.................................................29
        Section 9.6  Compensation and Indemnity......................................29
        Section 9.7  Failure to Act..................................................30
        Section 9.8  Resignation of Collateral Agent, Securities Intermediary and
                     Custodial Agent.................................................31
        Section 9.9  Right to Appoint Agent or Advisor...............................32
        Section 9.10 Survival........................................................32
        Section 9.11 Exculpation.....................................................32

Section 10. Amendment................................................................33
        Section 10.1 Amendment Without Consent of Holders............................33
        Section 10.2 Amendment With Consent of Holders...............................33
        Section 10.3 Execution of Amendments.........................................34
        Section 10.4 Effect of Amendments............................................34
        Section 10.5 Reference to Amendments.........................................34

Section 11. Miscellaneous............................................................35
        Section 11.1 No Waiver.......................................................35
        Section 11.2 Governing Law...................................................35
        Section 11.3 Notices.........................................................35
        Section 11.4 Successors and Assigns..........................................36
        Section 11.5 Counterparts....................................................36
        Section 11.6 Severability....................................................36

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
        Section 11.7 Expenses, Etc...................................................36
        Section 11.8 Security Interest Absolute......................................37
        Section 11.9 Notice of Tax Event, Tax Event Redemption and Termination Event.37
        Section 11.10Book-entry Interests............................................38

EXHIBIT A     INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
              COLLATERAL AGENT (Establishment of Treasury PEPS Units)...............A-1

EXHIBIT B     INSTRUCTION FROM COLLATERAL AGENT TO SECURITIES
              INTERMEDIARY (Establishment of Treasury PEPS Units)...................B-1

EXHIBIT C     INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
              COLLATERAL AGENT (Reestablishment of PEPS Units ).....................C-1

EXHIBIT D     INSTRUCTION FROM COLLATERAL AGENT TO SECURITIES
              INTERMEDIARY (Reestablishment of PEPS Units)..........................D-1

EXHIBIT E     NOTICE OF CASH SETTLEMENT FROM SECURITIES
              INTERMEDIARY TO PURCHASE CONTRACT AGENT (Cash
              Settlement Amounts)...................................................E-1

EXHIBIT F     INSTRUCTION TO CUSTODIAL AGENT REGARDING
              REMARKETING...........................................................F-1

EXHIBIT G     INSTRUCTION TO CUSTODIAL AGENT REGARDING
              WITHDRAWAL FROM REMARKETING...........................................G-1

EXHIBIT H     NOTICE TO MAKE TREASURY PORTFOLIO CASH PAYMENT........................H-1

EXHIBIT I     INSTRUCTION TO PURCHASE CONTRACT AGENT................................I-1

EXHIBIT J     INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
              COLLATERAL AGENT......................................................H-1

                                PLEDGE AGREEMENT


        PLEDGE AGREEMENT, dated as of May 9, 2001, among PPL Corporation, a Pennsylvania corporation (the "COMPANY"), The Bank of New York, a New York banking corporation, as collateral agent (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT"), as securities intermediary with respect to the Collateral Account (as defined below) (in such capacity, together with its successors in such capacity, the "SECURITIES INTERMEDIARY"), and as custodial agent for the Company (in such capacity, together with its successors in such capacity, the "CUSTODIAL AGENT") and The Chase Manhattan Bank, as purchase contract agent and as attorney-in-fact of the Holders from time to time of the Securities under the Purchase Contract Agreement (in such capacity, together with its successors in such capacity, the "PURCHASE CONTRACT AGENT").


                                    RECITALS

        The Company and the Purchase Contract Agent are parties to the Purchase Contract Agreement dated as of the date hereof (as modified and supplemented and in effect from time to time, the "PURCHASE CONTRACT AGREEMENT"), pursuant to which there may be issued up to $575,000,000 Premium Equity Participating Security Units--PEPS(SM) Units (including any Treasury PEPS Units (as referred to below), the "SECURITIES") (including $75,000,000 Securities relating to the over-allotment option granted to the underwriters pursuant to the Underwriting Agreement).

        Each Security, at issuance, consists of a unit comprised of (a) a stock purchase contract (the "PURCHASE CONTRACT") under which the Holder will purchase from the Company on May 18, 2004 (the "PURCHASE CONTRACT SETTLEMENT DATE"), for an amount equal to $25 (the "STATED AMOUNT"), a number of shares of PPL Corporation common stock, par value $0.01 per share ("COMMON STOCK"), equal to the Settlement Rate, and (b) a Trust Preferred Security (a "PREFERRED SECURITY") issued by PPL Capital Funding Trust I (the "TRUST"), having a stated liquidation amount equal to the Stated Amount and maturing on May 18, 2006, representing an undivided beneficial ownership interest in the assets of the Trust and guaranteed by the Company.

        Pursuant to the terms of the Purchase Contract Agreement and the Purchase Contracts, the Holders of the Securities have irrevocably authorized the Purchase Contract Agent, as attorney-in-fact of such Holders to, among other things, execute and deliver this Agreement on behalf of such Holders and grant the pledge provided herein of the Collateral Account to secure the Obligations (as defined below).

        Accordingly, the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent, on its own behalf and as attorney-in-fact of the Holders from time to time of the Securities, agree as follows:

        SECTION 1.      DEFINITIONS.

        For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

        (a) the terms defined in this Section 1 have the meanings assigned to them in this Section 1 and include the plural as well as the singular;

        (b) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular Section, Exhibit or other subdivision;

        (c) the following terms which are defined in the UCC shall have the meanings set forth therein: "CERTIFICATED SECURITY," "CONTROL," "FINANCIAL ASSET," "ENTITLEMENT ORDER," "SECURITIES ACCOUNT" and "SECURITY ENTITLEMENT";

        (d) the following terms have the meanings assigned to them in the Purchase Contract Agreement: "ACT," "APPLICABLE OWNERSHIP INTEREST," "BANKRUPTCY CODE," "BENEFICIAL OWNER," "BUSINESS DAY," "CASH SETTLEMENT," "CERTIFICATE," "CODE," "DEPOSITARY," "EARLY SETTLEMENT," "EARLY SETTLEMENT AMOUNT," "EARLY SETTLEMENT DATE," "FAILED INITIAL REMARKETING," "FAILED FINAL REMARKETING," "FINAL REMARKETING DATE," "HOLDER," "INDENTURE TRUSTEE" "INITIAL REMARKETING DATE," "OFFICERS' CERTIFICATE," "OPINION OF COUNSEL," "OUTSTANDING SECURITIES," "PEPS UNIT," "PERSON," "PURCHASE CONTRACT," "PURCHASE CONTRACT SETTLEMENT DATE," "PURCHASE PRICE," "QUOTATION AGENT," "REDEMPTION AMOUNT," "REMARKETING AGENT," "REMARKETING AGREEMENT," "REMARKETING FEE," "SETTLEMENT RATE," "SUBORDINATED NOTES," "SUCCESSFUL INITIAL REMARKETING," "SUPPLEMENTAL REMARKETING AGREEMENT," "TAX EVENT REDEMPTION AMOUNT," "TERMINATION EVENT," "TREASURY PEPS UNIT," "TREASURY PORTFOLIO," "TREASURY PORTFOLIO PURCHASE PRICE," and "UNDERWRITING AGREEMENT";

        (e) the following terms have the meanings assigned to them in the Amended and Restated Trust Agreement of PPL Capital Funding Trust I, of even date herewith: "PROPERTY TRUSTEE," "REDEMPTION PRICE," "TAX EVENT," "TAX EVENT REDEMPTION," and "TAX EVENT REDEMPTION DATE"; and

        (f) the following terms have the meanings given to them in this Section 1(f):

        "AGREEMENT" means this Pledge Agreement, as the same may be amended, modified or supplemented from time to time by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

        "CASH" means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.

        "COLLATERAL ACCOUNT" means the collective reference to:

               (1) the securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated "The Bank of New York, as Collateral Agent of PPL Corporation, as pledgee of The Chase Manhattan Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders";

               (2) all investment property and other financial assets from time to time credited to the Collateral Account, including, without limitation, (A) the Preferred Securities and security entitlements relating thereto which are a component of the PEPS Units from time to time, (B) the Applicable Ownership Interests (as specified in Clause (A) of the definition of such term) of the Holders with respect to the Treasury Portfolio which are a component of the PEPS Units from time to time and any interest accruing thereon; (C) the Subordinated Notes and security entitlements relating thereto which are a component of the PEPS Units from time to time, (D) any Treasury Securities and security entitlements relating thereto delivered from time to time upon establishment of Treasury PEPS Units in accordance with Section 5.2 hereof and (E) payments made by Holders pursuant to Section 5.5 hereof;

               (3) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the pledgor or with respect to the pledgor); and

               (4) all powers and rights now owned or hereafter acquired under or with respect to the Collateral Account

        ((2), (3) and (4), being collectively referred to as the "COLLATERAL").

               "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this instrument until a successor shall have become such, and thereafter "COMPANY" shall mean such successor.

               "OBLIGATIONS" means, with respect to each Holder, the collective reference to all obligations and liabilities of such Holder under such Holder's Purchase Contract, the Purchase Contract Agreement, and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Holder, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary or the Custodial Agent that are required to be paid by the Holder pursuant to the terms of any of the foregoing agreements).

               "PERMITTED INVESTMENTS" means any one or more of the following which shall mature not later than the next succeeding Business Day:

               (1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);

               (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $200.0 million at the time of deposit (and which may include the Collateral Agent);

               (3) investments with an original maturity of 365 days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (2);

               (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States Government;

               (5) investments in commercial paper, other than commercial paper issued by the Company or its affiliates, of any corporation incorporated under the laws of the United States or any State thereof, which commercial paper has a rating at the time of purchase at least equal to "A-1" by Standard & Poor's Ratings Services ("S&P") or at least equal to "P-1" by Moody's Investors Service, Inc. ("MOODY'S"); and

               (6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody's.

               "PLEDGE" means the lien and security interest created by this Agreement.

               "PLEDGED PREFERRED SECURITIES" means the Preferred Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "PLEDGED SUBORDINATED NOTES" means Subordinated Notes and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "PLEDGED TREASURY SECURITIES" means Treasury Securities and security entitlements with respect thereto from time to time credited to the Collateral Account and not then released from the Pledge.

               "PROCEEDS" has the meaning ascribed thereto in the UCC and includes, without limitation, all interest, dividends, cash, instruments, securities, financial assets (as defined in Section 8-102(a)(9) of the UCC) and other property received, receivable or otherwise distributed upon the sale, exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.

               "PURCHASE CONTRACT AGENT" has the meaning specified in the paragraph preceding the recitals of this Agreement.

               "SEPARATE SECURITIES" means any Preferred Securities that are not Pledged Preferred Securities or any Subordinated Notes that are not Pledged Subordinated Notes, as the case may be.

               "TRADES" means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the TRADES Regulations.

               "TRADES REGULATIONS" means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the TRADES Regulations are used herein as therein defined.

               "TRANSFER" means in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, indorsed to the transferee or in blank by an effective endorsement; in the case of Treasury Securities, registration of the transferee as the owner of such Treasury Securities on TRADES; and in the case of security entitlements, including, without limitation, security entitlements with respect to Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee's securities account.

               "TREASURY PORTFOLIO CASH PAYMENT" shall have the meaning set forth in Section 7.4.

               "TREASURY SECURITIES" means zero-coupon U.S. treasury securities (Cusip No. 912820BJ5) that mature on May 17, 2004.

               "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

               "VALUE" means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof and (2) Treasury Securities or Pledged Treasury Securities, the aggregate principal amount thereof due at maturity and (3) the Preferred Securities or Pledged Preferred Securities, the stated liquidation amount thereof and
        (4) Subordinated Notes or Pledged Subordinated Notes, the aggregate principal amount thereof due at maturity.

        SECTION 2.     PLEDGE.

        SECTION 2.1    PLEDGE.

        Each Holder, acting through the Purchase Contract Agent as such Holder's attorney-in-fact, hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Holder's right, title and interest in and to the Collateral Account to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

        SECTION 2.2    CONTROL; FINANCING STATEMENT.

        (a) The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Section 4 of this Agreement.

        (b) As soon as practicable after the date of initial issuance of the Securities, the Company shall deliver to the Collateral Agent a financing statement under the UCC which was prepared for filing by the Company in the Office of the Secretary of State of the State of New York and any other jurisdictions which the Company deems necessary, signed by the Purchase Contract Agent, as attorney-in-fact for the Holders, as Debtors, and describing the Collateral, together with evidence of the filing thereof and of the filing information of the filing officer of each office in which so filed.

        SECTION 2.3    TERMINATION.

        As to each Holder, this Agreement and the Pledge created hereby shall terminate upon the satisfaction of such Holder's Obligations. Upon such termination, the Securities Intermediary shall Transfer such Holder's portion of the Collateral to the Purchase Contract Agent for distribution to such Holder in accordance with his interest, free and clear of any lien, pledge or security interest created hereby.

        SECTION 3.     DISTRIBUTIONS ON PLEDGED COLLATERAL.

        SECTION 3.1    INCOME DISTRIBUTIONS.

        All income distributions received by the Securities Intermediary on account of the Preferred Securities, the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, the Subordinated Notes or Permitted Investments from time to time held in the Collateral Account shall be distributed to the Purchase Contract Agent (The Chase Manhattan Bank, ABA No. 021000021, DDA No. 507947533, FFC A/C No. 160268.1, Re: PPL Corporation PEPS Units) for the benefit of the applicable Holders as provided in the Purchase Contracts or Purchase Contract Agreement.

        SECTION 3.2    PRINCIPAL PAYMENTS FOLLOWING TERMINATION EVENT.

        All payments received by the Securities Intermediary following a Termination Event of (1) the liquidation amount of Pledged Preferred Securities or securities entitlements thereto, or (2) the Applicable Ownership Interests (as specified in Clause (A) of the definition thereof) of the Treasury Portfolio, (3) the aggregate principal amount of the Pledged Subordinated Notes or securities entitlements thereto, or (4) the principal amount of the Pledged Treasury Securities or security entitlements with respect thereto, shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

        SECTION 3.3 PRINCIPAL PAYMENTS PRIOR TO OR ON PURCHASE CONTRACT SETTLEMENT DATE.

        (a) Subject to the provisions of Section 7.2, and except as provided in clause 3.3(b) below, if no Termination Event shall have occurred, all payments received by the Securities Intermediary of (1) the liquidation amount with respect to the Pledged Preferred Securities or security entitlements with respect thereto, (2) the Applicable Ownership Interests (as specified in Clause
(A) of the definition thereof) of the Treasury Portfolio, (3) the aggregate principal amount with respect to the Pledged Subordinated Notes or security entitlements with respect thereto or (4) the principal amount of Pledged Treasury Securities or security entitlements with respect thereto, shall be held and invested in Permitted Investments until the Purchase Contract Settlement Date and on the Purchase Contract Settlement Date distributed to the Company as provided in Section 5.7 hereof. Any balance remaining in the Collateral Account shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests. Upon the request of the Securities Intermediary, the Company shall instruct the Securities Intermediary as to the type of Permitted Investments in which any payments made under this Section shall be invested, provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time), the Securities Intermediary shall invest such payments in the Permitted Investments described in clause 6 of the definition of Permitted Investments.

        (b) All payments received by the Securities Intermediary of (1) the liquidation amount of Preferred Securities or security entitlements with respect thereto, (2) the Applicable Ownership interests (as specified in Clause (A) of the definition thereof) of the Treasury Portfolio, (3) the aggregate principal amount with respect to the Subordinated Notes or security entitlements with respect thereto or (4) the principal amount of Treasury Securities or security entitlements with respect thereto, that, in each case, have been released from the Pledge shall be distributed to the Purchase Contract Agent for the benefit of the applicable Holders for distribution to such Holders in accordance with their respective interests.

        SECTION 3.4    PAYMENTS TO PURCHASE CONTRACT AGENT.

        The Securities Intermediary shall use all commercially reasonable efforts to deliver payments to the Purchase Contract Agent hereunder to the account designated by the Purchase Contract Agent for such purpose not later than the close of business on the Business Day such payment is received by the Securities Intermediary; provided, however, that if such payment is received on a day that is not a Business Day or after 11:00 A.M. (New York City time) on a Business Day, then the Securities Intermediary shall use all commercially reasonable efforts to deliver such payment no later than 10:30 a.m. (New York City time) on the next succeeding Business Day.

        SECTION 3.5    ASSETS NOT PROPERLY RELEASED.

        If the Purchase Contract Agent or any Holder shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Purchase Contract Agent or such Holder shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers' Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations of the Holders, and the Purchase Contract Agent and Holders shall acquire no right, title or interest in any such payments of principal amounts so received.

        SECTION 4.     CONTROL.

        SECTION 4.1    ESTABLISHMENT OF COLLATERAL ACCOUNT.

        The Securities Intermediary hereby confirms that:

                (1) the Securities Intermediary has established the Collateral Account;

                (2) the Collateral Account is a securities account;

                (3) subject to the terms of this Agreement, the Securities Intermediary shall treat the Purchase Contract Agent as entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;

                (4) all property delivered to the Securities Intermediary pursuant to this Agreement or the Purchase Contract Agreement will be credited promptly to the Collateral Account;

                (5) all securities or other property underlying any financial assets credited to the Collateral Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank, or credited to another securities account maintained in the name of the Securities Intermediary, and in no case will any financial asset credited to the Collateral Account be registered in the name of the Purchase Contract Agent or any Holder, payable to the order of the Purchase Contract Agent or any Holder or specially indorsed to the Purchase Contract Agent or any Holder.

        SECTION 4.2    TREATMENT AS FINANCIAL ASSETS.

        Each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account shall be treated as a financial asset.

        SECTION 4.3    SOLE CONTROL BY COLLATERAL AGENT.

        Except as provided in Section 6, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Purchase Contract Agent or any Holder or any other Person. Until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Purchase Contract Agent or any Holder.

        SECTION 4.4    SECURITIES INTERMEDIARY'S LOCATION.

        The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent, the Purchase Contract Agent and the Holders with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's location.

        SECTION 4.5    NO OTHER CLAIMS.

        Except for the claims and interest of the Collateral Agent and of the Purchase Contract Agent and the Holders in the Collateral Account, the Securities Intermediary (without making any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Purchase Contract Agent.

        SECTION 4.6    INVESTMENT AND RELEASE.

        All proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At all times prior to termination of the Pledge, no property shall be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.

        SECTION 4.7    STATEMENTS AND CONFIRMATIONS.

        The Securities Intermediary will send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto to each of the Purchase Contract Agent and the Collateral Agent, simultaneously, at their addresses for notices under this Agreement.

        SECTION 4.8    TAX ALLOCATIONS.

        The Company shall report all items of income, gain, expense and loss recognized in the Collateral Account, to the extent such reporting is required by law, to the Internal Revenue Service and all state and local taxing authorities under the names and taxpayer identification numbers of the Holders. None of the Securities Intermediary, the Collateral Agent or the Custodial Agent shall have any tax reporting duties hereunder.

        SECTION 4.9    NO OTHER AGREEMENTS.

        The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.

        SECTION 4.10   POWERS COUPLED WITH AN INTEREST.

        The rights and powers granted in this Section 4 to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Purchase Contract Agent or any Holder nor by the lapse of time. The obligations of the Securities Intermediary under this Section 4 shall continue in effect until the termination of the Pledge.

        SECTION 4.11   WIRE TRANSFER INSTRUCTIONS.

        Any moneys transferred hereunder for deposit into the Collateral Account shall be delivered by wire transfer in immediately available funds addressed as follows: The Bank of New York, ABA No. 021000018; Corporate Trust Agency GLA 111565; Ref.: BNY as Collateral Agent for PPL Pledge; Account No.: 015715.

        SECTION 5. INITIAL DEPOSIT; ESTABLISHMENT OF TREASURY PEPS UNITS AND RE-ESTABLISHMENT OF PEPS UNITS.

        SECTION 5.1    INITIAL DEPOSIT OF TRUST PREFERRED SECURITIES.

        Prior to or concurrently with the execution and delivery of this Agreement, the Purchase Contract Agent, on behalf of the initial Holders of the PEPS Units, shall Transfer to the Securities Intermediary, for credit to the Collateral Account, the Preferred Securities or security entitlements relating thereto, and the Securities Intermediary shall indicate by book-entry that a securities entitlement to such Preferred Securities has been credited to the Collateral Account.

        SECTION 5.2    ESTABLISHMENT OF TREASURY PEPS UNITS.

        (a) So long as the Trust shall not have been dissolved and liquidated, at any time on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of PEPS Units shall have the right to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Preferred Securities securing such Holder's obligations under the Purchase Contract comprising a part of such Holder's PEPS Units in integral multiples of 40 PEPS Units by:

               (1) Transferring to the Securities Intermediary for credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate liquidation amount of the Pledged Preferred Securities to be released accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, and all applicable fees, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or security entitlements with respect thereto Transferred by or on behalf of such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Preferred Securities that are a component of such PEPS Units; and

               (2) delivering the related PEPS Units to the Purchase Contract Agent.

        Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B hereto, to release such Pledged Preferred Securities from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

                (b) If no Tax Event Redemption shall have occurred, but the Trust shall have been dissolved and liquidated, and the Subordinated Notes have become a component of the PEPS Units, at any time on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of PEPS Units shall have the right to substitute Treasury Securities or security entitlements with respect thereto for the Pledged Subordinated Notes comprising a part of such Holder's PEPS Units in integral multiples of 40 PEPS Units by:

                       (1) Transferring to the Securities Intermediary for
                credit to the Collateral Account Treasury Securities or security entitlements with respect thereto having a Value equal to the aggregate principal amount at maturity of Pledged Subordinated Notes to be released accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, and all applicable fees, whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit A hereto, (A) stating that such Holder has Transferred Treasury Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Collateral Account, (B) stating the Value of the Treasury Securities or securities entitlements with respect thereto Transferred by or on behalf of such Holder and (C) requesting that the Collateral Agent release from the Pledge the Pledged Subordinated Notes that are a component of such PEPS Units; and

                       (2) delivering the related PEPS Units to the Purchase
                Contract Agent.

        Upon receipt of such notice and confirmation that Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice, substantially in the form of Exhibit B hereto, to release such Pledged Subordinated Notes from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder free and clear of any lien, pledge or security interest created hereby.

        (c) Upon credit to the Collateral Account of Treasury Securities or security entitlements with respect thereto delivered by a Holder of PEPS Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release the Pledged Preferred Securities or the Pledged Subordinated Notes, as the case may be, and shall promptly transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

        (d) All Treasury Securities delivered under this Agreement for credit to the Collateral Account shall be delivered addressed as follows: Treasuries, The Bank of New

York; ABA No.: 021000018; BK of NYC/Cust. Account No.: 015715; Contact: Paul J. Schmalzel, (212) 815-2565.

        SECTION 5.3    REESTABLISHMENT OF PEPS UNITS.

        (a) So long as the Trust shall not have been dissolved and liquidated and so long as the Treasury Portfolio has not replaced the Treasury Securities as a component of the Treasury PEPS Units as a result of a Successful Initial Remarketing or a Tax Event Redemption, at any time on or prior to the seventh Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury PEPS Units shall have the right to reestablish PEPS Units by substitution of Preferred Securities or security entitlements with respect thereto, for Pledged Treasury Securities or security entitlements with respect thereto in integral multiples of 40 Treasury PEPS Units by:

               (1) Transferring to the Securities Intermediary for credit to the Collateral Account Preferred Securities or security entitlements with respect thereto having a liquidation amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, and all applicable fees whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred Trust Preferred Securities or security entitlements with respect thereto, to the Securities Intermediary for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury PEPS Units; and

               (2) Delivering the related Treasury PEPS Units to the Purchase Contract Agent.

        Upon receipt of such notice and confirmation that Preferred Securities or security entitlements thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice in the form provided in Exhibit D hereto to release such Pledged Treasury Securities from the Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

        (b) If no Tax Event Redemption shall have occurred, but the Trust shall have been dissolved and liquidated, and the Subordinated Notes have become a component of the PEPS Units, at any time on or prior to the seventh Business Day immediately preceding the Purchase Contract Settlement Date, a Holder of Treasury PEPS Units shall have the right to reestablish PEPS Units by substitution of Subordinated Notes or security entitlements with respect thereto for Pledged Treasury Securities in integral multiples of 40 Treasury PEPS Units by:

               (1) Transferring to the Securities Intermediary for credit to the Collateral Account Subordinated Notes or security entitlements with respect thereto having a principal amount equal to the Value of the Pledged Treasury Securities to be released, accompanied by a notice, substantially in the form of Exhibit C to the Purchase Contract Agreement, and all applicable fees whereupon the Purchase Contract Agent shall deliver to the Collateral Agent a notice, substantially in the form of Exhibit C hereto, stating that such Holder has Transferred the Subordinated Notes or security entitlements with respect thereto, to the Securities Intermediary for credit to the Collateral Account and requesting that the Collateral Agent release from the Pledge the Pledged Treasury Securities related to such Treasury PEPS Units; and

               (2) delivering the related Treasury PEPS Units to the Purchase Contract Agent.

        Upon receipt of such notice and confirmation that Subordinated Notes or security entitlements with respect thereto have been credited to the Collateral Account as described in such notice, the Collateral Agent shall instruct the Securities Intermediary by a notice in the form provided in Exhibit D hereto to release such Pledged Treasury Securities from Pledge by Transfer to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

        (c) Upon credit to the Collateral Account of Preferred Securities or security entitlements with respect thereto or Subordinated Notes or security entitlements with respect thereto, as the case may be, delivered by a Holder of Treasury PEPS Units and receipt of the related instruction from the Collateral Agent, the Securities Intermediary shall release the Pledged Treasury Securities and shall promptly transfer the same to the Purchase Contract Agent for distribution to such Holder, free and clear of any lien, pledge or security interest created hereby.

        SECTION 5.4    TERMINATION EVENT.

        (a) Upon receipt by the Collateral Agent of written notice from the Company or the Purchase Contract Agent that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly Transfer:

               (1) any Pledged Preferred Securities or security entitlements with respect thereto or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio (if a Tax Event Redemption or a Successful Initial Remarketing has occurred and the Treasury Portfolio has become a component of the PEPS Units) or the Pledged Subordinated Notes or security entitlements with respect thereto (if the Trust has been dissolved and liquidated, and the Subordinated Notes or security entitlements with respect thereto have become a component of the PEPS Units);

               (2) any Pledged Treasury Securities, and

               (3) payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.5 hereof,

to the Purchase Contract Agent for the benefit of the Holders for distribution to such Holders in accordance with their respective interests, free and clear of any lien, pledge or security interest or other interest created hereby; provided, however, if any Holder shall be entitled to receive less than $1,000 with respect to his interest in the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, the Purchase Contract Agent shall have the right to dispose of such interest for cash and deliver to such Holder cash in lieu of delivering the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio.

        (b) If such Termination Event shall result from the Company's becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Preferred Securities, the Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio, the Pledged Subordinated Notes, the Pledged Treasury Securities or payments by Holders (or the Permitted Investments of such payments) pursuant to Section 5.5 hereof, as the case may be, as provided by this Section 5.4, the Purchase Contract Agent shall:

               (1) use its commercially reasonable efforts to obtain an opinion of a nationally recognized law firm reasonably acceptable to the Collateral Agent to the effect that, as a result of the Company's being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 5.4, and shall deliver such opinion to the Collateral Agent within ten days after the occurrence of such Termination Event, and if
        (A) the Purchase Contract Agent shall be unable to obtain such opinion within ten days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Preferred Securities, Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, all the Pledged Subordinated Notes, the Pledged Treasury Securities, the payments by Holders or the Permitted Investments of such payments pursuant to
        Section 5.5 hereof or the Proceeds of any of the foregoing, as the case may be, as provided in this Section 5.4, then the Purchase Contract Agent shall within fifteen days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company's case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the release and transfer of all Pledged Preferred Securities, Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, all the Pledged Subordinated Notes, the Pledged Treasury Securities, or the payments by Holders or the

        Permitted Investments of such payments pursuant to Section 5.5 hereof, or as the case may be, as provided by this Section 5.4; or

               (2) commence an action or proceeding like that described in clause 5.4(b)(1) hereof within ten days after the occurrence of such Termination Event.

        SECTION 5.5    CASH SETTLEMENT.

        (a) Upon receipt by the Collateral Agent of (1) (i) in the case of PEPS Units, a notice from the Purchase Contract Agent promptly after the receipt by the Purchase Contract Agent of a notice from a Holder of PEPS Units prior to or at 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date that such Holder has elected, in accordance with the procedures specified in Section 5.03(a)(i) of the Purchase Contract Agreement to effect a Cash Settlement, or (ii) in the case of Treasury PEPS Units, receipt of such notice on the second Business Day immediately preceding the Purchase Contract Settlement Date that such Holder has elected, in accordance with the procedures specified in Section 5.03(f)(i) of the Purchase Contract Agreement to effect a Cash Settlement, and (2) payment by such Holder by deposit in the Collateral Account prior to or at 11:00 a.m. (New York City time) (i) in the case of PEPS Units, on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, or (ii) in the case of Treasury PEPS Units, on the Business Day immediately preceding the Purchase Contract Settlement Date, of the Purchase Price in lawful money of the United States by wire transfer of immediately available funds payable to or upon the order of the Securities Intermediary, then the Collateral Agent shall:

               (1) instruct the Securities Intermediary promptly to invest any such Cash in Permitted Investments;

               (2) release from the Pledge the PEPS Unit holder's or the Treasury PEPS Unit holder's related Pledged Preferred Securities, the Pledged Subordinated Notes or Pledged Treasury Securities, as applicable, as to which such Holder has elected to effect a Cash Settlement pursuant to this Section 5.5(a); and

               (3) instruct the Securities Intermediary to Transfer all such Pledged Preferred Securities, Pledged Subordinated Notes or the Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for the benefit of such Holder, in each case free and clear of the Pledge created hereby, for distribution to such Holder.

        The Company shall instruct the Securities Intermediary as to the type of Permitted Investments in which any such Cash shall be invested; provided, however, that if the Company fails to deliver such instructions by 10:30 a.m. (New York City time), the Securities Intermediary shall invest such Cash in the Permitted Investments described in clause 6 of the definition of Permitted Investments.

        Upon receipt of the proceeds upon the maturity of the Permitted Investments on the Purchase Contract Settlement Date, the Collateral Agent shall
(A) instruct the Securities Intermediary to pay the portion of such proceeds, in an aggregate amount equal to the Purchase Price, to the Company on the Purchase Contract Settlement Date, and (B) instruct the Securities Intermediary to release any amounts in excess of the Purchase Price earned from such Permitted Investments to the Purchase Contract Agent for distribution to such Holder.

        (b) If a Holder of PEPS Units (if neither a Tax Event Redemption nor a Successful Initial Remarketing shall have occurred) notifies the Purchase Contract Agent as provided in paragraph 5.03(a)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.03(a)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have consented to the disposition of such Holder's Pledged Preferred Securities or Pledged Subordinated Notes in accordance with the remarketing procedures as described in paragraph 5.03(a)(iii) of the Purchase Contract Agreement.

        (c) If a Holder of a Treasury PEPS Unit notifies the Purchase Contract Agent as provided in paragraph 5.03(f)(i) of the Purchase Contract Agreement of its intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.03(f)(ii) of the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay the Purchase Price in accordance with paragraph 5.03(f)(iii) of the Purchase Contract Agreement.

        (d) In the event of a Failed Final Remarketing as described in Section
5.02 of the Purchase Contract Agreement, the Collateral Agent, for the benefit of the Company, will also exercise its rights as a secured party with respect to such Pledged Preferred Securities at the direction of the Company to retain or dispose of the Collateral in accordance with applicable law.

        (e) As soon as practicable after 11:00 a.m. (New York City time) (i) in the case of PEPS Units, on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, and (ii) in the case of Treasury PEPS Units, on the Business Day immediately preceding the Purchase Contract Settlement Date, the Securities Intermediary shall deliver to the Purchase Contract Agent a notice, substantially in the form of Exhibit E hereto, stating the amount of cash that it has received with respect to the Cash Settlement of PEPS Units or the amount of cash that it has received with respect to the Cash Settlement of Treasury PEPS Units, as the case may be.

        SECTION 5.6    EARLY SETTLEMENT.

        Upon receipt by the Collateral Agent of a notice from the Purchase Contract Agent that a Holder of Securities has elected to effect Early Settlement of its obligations under the Purchase Contracts forming a part of such Securities in accordance with the terms of the Purchase Contracts and
Section 5.08 of the Purchase Contract Agreement (which notice shall set forth the number of such Purchase Contracts as to which such

Holder has elected to effect Early Settlement), and that the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amounts pursuant to the terms of the Purchase Contracts and the Purchase Contract Agreement and that all conditions to such Early Settlement have been satisfied, then the Collateral Agent shall release from the Pledge, (1) Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definitions at such term) of the Treasury Portfolio or Pledged Subordinated Notes in the case of a Holder of PEPS Units or (2) Pledged Treasury Securities, in the case of a Holder of Treasury PEPS Units, with a Value equal to the product of (x) the Stated Amount times (y) the number of Purchase Contracts as to which such Holder has elected to effect Early Settlement, and shall instruct the Securities Intermediary to Transfer all such Pledged Preferred Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definitions at such term) of the Treasury Portfolio or Pledged Subordinated Notes or Pledged Treasury Securities, as the case may be, to the Purchase Contract Agent for the benefit of such Holder, in each case free and clear of the Pledge created hereby, for distribution to such Holder. A Treasury PEPS Unit holder may settle early only in integral multiples of 40 Purchase Contracts.

        SECTION 5.7    APPLICATION OF PROCEEDS IN SETTLEMENT OF PURCHASE
                       CONTRACTS.

        (a) If a Holder of PEPS Units (if neither a Tax Event Redemption nor a Successful Initial Remarketing has occurred) has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.03(a)(i) in the Purchase Contract Agreement, such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the proceeds of the remarketing of the related Pledged Preferred Securities or Pledged Subordinated Notes. Upon notice of such event from the Purchase Contract Agent, the Collateral Agent shall, by 11:00 a.m., New York City time, on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, without any instruction from such Holder of PEPS Units, instruct the Securities Intermediary to Transfer the related Pledged Preferred Securities or Pledged Subordinated Notes to the Remarketing Agent for remarketing. Upon receiving such Pledged Preferred Securities or the Pledged Subordinated Notes, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement and the Supplemental Remarketing Agreement, will use reasonable efforts to remarket the Pledged Preferred Securities or Pledged Subordinated Notes on the Final Remarketing Date at a price of approximately 100.25% (but not less than 100%) of the aggregate Value of such Pledged Preferred Securities or Pledged Subordinated Notes. After deducting as the Remarketing Fee an amount not exceeding 25 basis points (.25%) of the aggregate Value of the remarketed Pledged Preferred Securities or Pledged Subordinated Notes from any amount of such proceeds in excess of the aggregate Value of the remarketed Pledged Preferred Securities or Pledged Subordinated Notes, the Remarketing Agent will remit the entire amount of the proceeds of such remarketing to the Collateral Agent. On the Purchase Contract Settlement Date, the Purchase Contract Agent shall give written direction to the

Collateral Agent specifying the instruction the Collateral Agent shall give to the Securities Intermediary in order to apply a portion of the Proceeds from such remarketing equal to the aggregate liquidation amount of the Preferred Securities or aggregate principal amount of such Pledged Subordinated Note to satisfy in full such Holder's obligations to pay the Purchase Price to purchase the shares of Common Stock under the related Purchase Contracts and the balance of the Proceeds from the remarketing, if any, that shall be transferred to the Purchase Contract Agent for the benefit of such Holder for distribution to such Holder.

        If the Remarketing Agent advises the Collateral Agent in writing that it cannot remarket the related Pledged Preferred Securities or Pledged Subordinated Notes of such Holders of PEPS Units at a price not less than 100% of the aggregate Value of such Pledged Preferred Securities or Pledged Subordinated Notes or if the remarketing shall not have occurred because a condition precedent to the remarketing shall not have been fulfilled, thus resulting in a Failed Final Remarketing, the Collateral Agent, for the benefit of the Company shall, at the written direction of the Company, retain or dispose of the Pledged Preferred Securities or Pledged Subordinated Notes in accordance with applicable law and satisfy in full, from such retention or disposition, such Holder's obligations to pay the Purchase Price for the shares of Common Stock.

        (b) If a Holder of a Treasury PEPS Unit has not elected to make an effective Cash Settlement by notifying the Purchase Contract Agent in the manner provided for in Section 5.03(f)(i) of the Purchase Contract Agreement, or in all cases where the Treasury Portfolio has become a component of PEPS Units or Treasury PEPS Units such Holder shall be deemed to have elected to pay for the shares of Common Stock to be issued under such Purchase Contracts from the Proceeds of the related Pledged Treasury Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be. Promptly, after 11:00 a.m. (New York City time) on the Business Day immediately prior to the Purchase Contract Settlement Date, the Securities Intermediary shall invest the Cash Proceeds of the maturing Pledged Treasury Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, in Permitted Investments in clause 6 of the definition of Permitted Investments, unless prior to 10:30 a.m. (New York City time), the Company shall otherwise instruct the Securities Intermediary as to the type of Permitted Investments in which any such Cash Proceeds shall be invested. Without receiving any instruction from any such Holder, the Collateral Agent shall apply the Proceeds of the related Pledged Treasury Securities or such Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, to the settlement of such Purchase Contracts on the Purchase Contract Settlement Date. In the event the sum of the Proceeds from the related Pledged Treasury Securities or such Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the case may be, and the investment earnings from the investment in Permitted Investments exceeds the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall instruct the Securities

Intermediary to distribute such excess, when received, to the Purchase Contract Agent for the benefit of such Holder for distribution to such Holder.

        (c) Pursuant to the Remarketing Agreement and subject to the terms of the Supplemental Remarketing Agreement, on or prior to the fifth Business Day immediately preceding February 18, 2004 or the Final Remarketing Date, as applicable, or in the event of any Additional Remarketing, on or prior to the second Business Day following the notification by the Remarketing Agent of its intention to conduct an Additional Remarketing, but no earlier than the Payment Date immediately preceding any such date, Holders of Separate Securities may elect to have their Separate Securities remarketed by delivering their Separate Securities, together with a notice of such election, substantially in the form of Exhibit F hereto, to the Custodial Agent. The Custodial Agent shall hold such Separate Securities in an account separate from the Collateral Account. A Holder of Separate Securities electing to have its Separate Securities remarketed will also have the right to withdraw such election by written notice to the Custodial Agent, substantially in the form of Exhibit G hereto, on or prior to the second Business Day immediately preceding the first Initial Remarketing taking place on the third Business Day prior to February 18, 2004 or the Final Remarketing Date, as applicable, upon receipt of which notice the Custodial Agent shall return such Separate Securities to such Holder. On the Business Day immediately preceding any Initial Remarketing Date or the Final Remarketing Date, as applicable, the Custodial Agent shall notify the Remarketing Agent and the Company of the aggregate liquidation amount, or the aggregate principal amount, as the case may be, of the Separate Securities to be remarketed and will deliver to the Remarketing Agent for remarketing all Separate Securities delivered to the Custodial Agent pursuant to this Section 5.7(c) and not withdrawn pursuant to the terms hereof prior to such date. After deducting the Remarketing Fee to the extent permitted under the terms of the Remarketing Agreement, the Remarketing Agent will remit to the Custodial Agent the remaining portion of the proceeds for the benefit of such Holders. In the event of any Failed Initial Remarketing or a Failed Final Remarketing, as applicable, the Remarketing Agent will promptly return such Separate Securities to the Custodial Agent for redelivery to such Holders.

        (d) The Purchase Contract Agent, on behalf of itself and the Holders, acknowledges and irrevocably agrees that any remarketing of the Preferred Securities or Subordinated Notes on any Initial Remarketing Date or the Final Remarketing Date shall not constitute a foreclosure of the Pledge of or other exercise of default remedies with respect to the Preferred Securities or Subordinated Notes within the meaning of the Code, but rather shall constitute a voluntary sale of the Preferred Securities or Subordinated Notes by and on behalf of the Holders and the Purchase Contract Agent.

        SECTION 5.8    TAX EVENT REDEMPTION.

        If the Securities Intermediary receives notice that a Tax Event Redemption has occurred prior to the Purchase Contract Settlement Date, the Securities Intermediary in accordance with Section 7.3 hereof shall apply the Redemption Amount to purchase the

Treasury Portfolio and the Securities Intermediary shall credit the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio to the Collateral Account and shall transfer the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio to the Purchase Contract Agent for distribution to the Holders of the PEPS Units. Upon credit to the Collateral Account of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio having a Value equal to the liquidation amount of the Pledged Preferred Securities or the aggregate principal amount of the Pledged Subordinated Notes, the Securities Intermediary shall release the Pledged Preferred Securities or the Pledged Subordinated Notes, as applicable, from the Collateral Account and shall promptly transfer the Pledged Preferred Securities to the Trust or the Pledged Subordinated Notes to the Company, as applicable.

        SECTION 6. VOTING RIGHTS - PLEDGED PREFERRED SECURITIES AND PLEDGED SUBORDINATED NOTES.

        The Purchase Contract Agent may exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Pledged Preferred Securities or the Pledged Subordinated Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Contract Agreement; provided, that the Purchase Contract Agent shall not exercise or shall not refrain from exercising such right, as the case may be, if, in the judgment of the Company, such action would impair or otherwise have a material adverse effect on the value of all or any of the Pledged Preferred Securities or the Pledged Subordinated Notes; and provided, further, that the Purchase Contract Agent, upon receipt of notice of any such voting rights by the Company, shall give the Company and the Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Pledged Preferred Securities or the Pledged Subordinated Notes, including notice of any meeting at which holders of the Pledged Preferred Securities or the Pledged Subordinated Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Preferred Securities or Subordinated Notes, the Collateral Agent shall use reasonable efforts to send promptly to the Purchase Contract Agent such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Purchase Contract Agent, execute and deliver to the Purchase Contract Agent such proxies and other instruments in respect of such Pledged Preferred Securities or the Pledged Subordinated Notes (in form and substance satisfactory to the Collateral Agent) as are prepared by the Purchase Contract Agent with respect to the Pledged Preferred Securities or the Pledged Subordinated Notes.

        SECTION 7.     RIGHTS AND REMEDIES.

        SECTION 7.1    RIGHTS AND REMEDIES OF THE COLLATERAL AGENT.

        (a) In addition to the rights and remedies specified in Section 5.7 hereof or otherwise available at law or in equity, after an event of default (as specified in Section 7.1(b) below) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the TRADES Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Preferred Securities, Pledged Subordinated Notes, Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in full satisfaction of the Holders' obligations under the Purchase Contracts and the Purchase Contract Agreement or (2) sale of the Pledged Preferred Securities, Pledged Subordinated Notes, Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) in one or more public or private sales.

        (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Collateral Agent is unable to make payments to the Company on account of the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, or on account of principal payments of any Pledged Treasury Securities as provided in Section 3 hereof, in satisfaction of the Obligations of the Holder of the PEPS Units (if a Tax Event Redemption has occurred) of which such appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or the Holder of the Treasury PEPS Units of which such Pledged Treasury Securities, as applicable, is a part under the related Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as applicable, any and all of the rights and remedies available to a secured party under the UCC and the TRADES Regulations after default by a debtor, and as otherwise granted herein or under any other law.

        (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the liquidation amount of the Pledged Preferred Securities, (ii) the principal amount of the Pledged Subordinated Notes, (iii) the principal amount of the Pledged Treasury Securities and (iv) the principal amount of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury

Portfolio, subject, in each case, to the provisions of Section 3 hereof, and as otherwise granted herein.

        (d) The Purchase Contract Agent and each Holder of Securities agrees that, from time to time, upon the written request of the Company or the Purchase Contract Agent, such Holder shall execute and deliver such further documents and do such other acts and things as the Company may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Company and the Collateral Agent hereunder. The Purchase Contract Agent shall have no liability to any Holder for executing any documents or taking any such acts requested by the Company hereunder, except for liability for its own gross negligent acts, its own gross negligent failure to act or its own willful misconduct.

        SECTION 7.2    SUBSTITUTION OF SUBORDINATED NOTES.

        If the Trust shall have been dissolved and liquidated prior to the Purchase Contract Settlement Date, the Securities Intermediary shall transfer to the Collateral Agent Subordinated Notes having a Value equal to the liquidation amount of the Pledged Preferred Securities for credit to the Collateral Account. Upon credit to the Collateral Account of such Subordinated Notes, the Collateral Agent shall release the Pledged Preferred Securities from the Collateral Account and shall promptly transfer the same to the Trust.

        SECTION 7.3    TAX EVENT REDEMPTION.

        Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Redemption Price payable on the Tax Event Redemption Date with respect to the Tax Event Redemption Amount shall be credited to the Collateral Account by the Property Trustee or, in case there has been a dissolution of the Trust and the distribution of the related Subordinated Notes, by the Indenture Trustee, on or prior to 12:30 p.m., New York City time on such Tax Event Redemption date, by wire transfer of immediately available funds. The Collateral Agent is hereby authorized to present the Pledged Preferred Securities or the Pledged Subordinated Notes for payment as may be required by their respective terms. Upon receipt of such funds, the Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be, shall be released from the Collateral Account. In the event such funds are credited to the Collateral Account, the Collateral Agent, at the written direction of the Company, shall instruct the Securities Intermediary to (a) apply an amount equal to the Redemption Amount of such Redemption Price to purchase the Treasury Portfolio from the Quotation Agent for credit to the Collateral Account and (b) promptly remit the remaining portion of such Redemption Price, if any, to the Purchase Contract Agent for payment to the Holders of PEPS Units.

        SECTION 7.4 INITIAL AND ADDITIONAL REMARKETING; TREASURY PORTFOLIO CASH PAYMENT TO REMARKETING AGENT OR ITS DESIGNATED ENTITY.

        (a) Unless a Tax Event Redemption shall have occurred, the Collateral Agent shall, by 11:00 a.m., New York City time, on the fifth Business Day immediately preceding February 18, 2004 or, in the case of any Additional Remarketing subsequent to that date (written notice of which the Collateral Agent shall have received from the Remarketing Agent), by 11:00 a.m., New York City time on the second Business Day immediately preceding the date of such Additional Remarketing, without any instruction from any Holder of PEPS Units, present the related Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be, to the Remarketing Agent for remarketing other than those Pledged Preferred Securities or Pledged Subordinated Notes in respect of which a Holder shall have delivered a notice in the form set forth as Exhibit H hereto together with cash in an amount equal to 100% of the Treasury Portfolio Purchase Price plus such fees and expenses that the Remarketing Agent or its designated entity shall charge from time to time to purchase such Treasury Portfolio (the "Treasury Portfolio Cash Payment") to the Remarketing Agent or its designated entity by 11:00 a.m., New York City time, on the fifth Business Day immediately preceding the first Initial Remarketing Date, or by 11:00 a.m., New York City time on the Second Business Day preceding the date of the Additional Remarketing. Upon receiving such Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be, the Remarketing Agent, pursuant to the terms of the Remarketing Agreement and the Supplemental Remarketing Agreement, will use its reasonable efforts to remarket such Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be, on the Initial Remarketing Date at a price of approximately 100.25% (but not less than 100%) of the Treasury Portfolio Purchase Price. After deducting as the Remarketing Fee an amount not exceeding 25 basis points (.25%) of the Treasury Portfolio Purchase Price from any amount of such Proceeds in excess of the Treasury Portfolio Purchase Price, the Remarketing Agent will remit the entire amount of the Proceeds of such remarketing to the Collateral Agent on or prior to 12:00 p.m., New York City time, on such remarketing date, by wire transfer in immediately available funds, per the instructions and to the account specified in Section 4.11 hereof, in exchange for the Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be. In the event a Holder elects to make the Treasury Portfolio Cash Payment, such payment shall be made on or prior to 11:00 a.m., New York City time, on the fifth Business Day immediately preceding the first Initial Remarketing Date, or by 11:00 a.m., New York City time on the Second Business Day preceding the date of the Additional Remarketing, by wire transfer in immediately available funds at such place and at such account as may be designated therefor by the Remarketing Agent. In the event the Collateral Agent receives from the Remarketing Agent such proceeds from an Initial Remarketing, the Collateral Agent will, at the written direction of the Company, apply an amount equal to the Treasury Portfolio Purchase Price to purchase from the Quotation Agent the Treasury Portfolio and promptly remit any remaining portion of such proceeds to the Purchase Contract Agent for payment to the Holders of PEPS Units. The Collateral Agent shall Transfer the Treasury Portfolio to the Collateral Account to secure the obligation of all Holders of PEPS Units to purchase

Common Stock of the Company under the Purchase Contracts constituting a part of such PEPS Units, in substitution for the Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be. Thereafter the Collateral Agent shall have such security interests, rights and obligations with respect to the Treasury Portfolio as it had in respect of the Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be, as provided herein, and any reference herein to the Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be, shall be deemed to be reference to such Treasury Portfolio, and any reference herein to distributions on the Pledged Preferred Securities or interest on the Pledged Subordinated Notes, as the case may be, shall be deemed to be a reference to distributions on such Treasury Portfolio.

        (b) In connection with the Treasury Portfolio Cash Payment paid to the Remarketing Agent for a Collateral substitution of the Pledged Preferred Securities or Pledged Subordinated Notes, as the case may be, pursuant to
Section 7.4(a) hereof, subject to receipt by the Collateral Agent of the Applicable Ownership Interest of the Treasury Portfolio required by Section 5.02 of the Purchase Contract Agreement, the Collateral Agent shall release, upon written instruction from the Purchase Contract Agent substantially in the form of Exhibit J hereto, the Pledged Preferred Securities or the Pledged Subordinated Notes, as the case may be, underlying the number of PEPS Units indicated in such instruction from the Pledge and transfer, without recourse, such released Pledged Securities, free and clear of any lien, pledge or security interest created hereby, to the Purchase Contract Agent for delivery by the Purchase Contract Agent pursuant to the provisions of the Purchase Contract Agreement. The Applicable Ownership Interest of the Treasury Portfolio received by the Collateral Agent in connection with the Collateral substitution shall be subject to the Pledge.

        SECTION 7.5    SUBSTITUTIONS.

        Whenever a Holder has the right to substitute Treasury Securities, Trust Preferred Securities, Subordinated Notes or security entitlements for any of them or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, for financial assets held in the Collateral Account, such substitution shall not constitute a novation of the security interest created hereby.

        SECTION 8.     REPRESENTATIONS AND WARRANTIES; COVENANTS.

        SECTION 8.1    REPRESENTATIONS AND WARRANTIES.

        Each Holder from time to time, acting through the Purchase Contract Agent as attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any representation or warranty made by or on behalf of a Holder), hereby represents and warrants to the Collateral Agent and the Company (with respect to such Holder's interest in the Collateral), which representations and warranties shall be deemed repeated on each day a Holder Transfers Collateral that:

               (1) such Holder has the power to grant a security interest in and lien on the Collateral;

               (2) such Holder is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole Holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Securities Intermediary for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Section 2 hereof;

               (3) upon the Transfer of the Collateral to the Securities Intermediary for credit to the Collateral Account, the Collateral Agent, for the benefit of the Company, will have a valid and perfected first priority security interest therein (assuming that any central clearing operation or any securities intermediary or other entity not within the control of the Holder involved in the Transfer of the Collateral, including the Company, or Collateral Agent and the Securities Intermediary on the Company's behalf, gives the notices and takes the action required of it hereunder and under applicable law for perfection of that interest and assuming the establishment and exercise of control pursuant to Section 4 hereof); and

               (4) the execution and performance by the Holder of its obligations under this Agreement will not result in the creation of any security interest, lien or other encumbrance on the Collateral other than the security interest and lien granted under Section 2 hereof or violate any provision of any existing law or regulation applicable to it or of any mortgage, charge, pledge, indenture, contract or undertaking to which it is a party or which is binding on it or any of its assets.

        SECTION 8.2    COVENANTS.

        The Holders from time to time, acting through the Purchase Contract Agent as their attorney-in-fact (it being understood that the Purchase Contract Agent shall not be liable for any covenant made by or on behalf of a Holder), hereby covenant to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:

               (1) neither the Purchase Contract Agent nor such Holders will create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and

               (2) neither the Purchase Contract Agent nor such Holders will sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except for the beneficial interest therein, subject to the Pledge hereunder, transferred in connection with the Transfer of the Securities.

        SECTION 9. THE COLLATERAL AGENT, THE SECURITIES INTERMEDIARY AND THE CUSTODIAL AGENT.

        It is hereby agreed as follows:

        SECTION 9.1    APPOINTMENT, POWERS AND IMMUNITIES.

        The Collateral Agent, the Securities Intermediary and the Custodial Agent shall act as agents for the Company hereunder with such powers as are specifically vested in the Collateral Agent, the Securities Intermediary and the Custodial Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto, and shall have no duties, fiduciary or otherwise, to any other Person. Each of the Collateral Agent, the Securities Intermediary and the Custodial Agent and the Securities Intermediary shall:

               (1) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against any of them, nor shall any of them be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;

               (2) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Securities or the Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent), the Securities or the Purchase Contract Agreement or any other document referred to or provided for herein or therein, or for any failure by the Company or any other Person (except the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be) to perform any of its obligations hereunder or thereunder, or for the attachment, perfection, priority or, except as expressly required hereby, maintenance of any lien or security interest created or intended to be created hereunder;

               (3) not be required to initiate or conduct any litigation or collection proceedings hereunder (except in the case of the Collateral Agent pursuant to directions furnished under Section 9.2 hereof, subject to Section 9.6 hereof);

               (4) not be responsible for any action taken, suffered or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and

               (5) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

Subject to the foregoing, during the term of this Agreement, the Collateral Agent and the Securities Intermediary shall take all reasonable action in connection with the safekeeping and preservation of the Collateral hereunder.

        No provision of this Agreement shall require the Collateral Agent, the Securities Intermediary or the Custodial Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Securities Intermediary or the Custodial Agent be liable for any amount in excess of the Value of the Collateral. Notwithstanding the foregoing, each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent in its individual capacity hereby waives any right of setoff, bankers' lien, liens or perfection rights as securities intermediary or any counterclaim with respect to any of the Collateral.

        SECTION 9.2 INSTRUCTIONS OF THE COMPANY.

        The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided, however, that (i) such direction shall not conflict with the provisions of any law or of this Agreement and (ii) the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be adequately indemnified as provided herein and shall not be subject to personal liability. Nothing contained in this Section 9.2 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction.

        SECTION 9.3 RELIANCE BY COLLATERAL AGENT, SECURITIES INTERMEDIARY AND CUSTODIAL AGENT.

        Each of the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be entitled to rely upon any certification, order, judgment, opinion, notice or other written communication (including, without limitation, any thereof by telecopy) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein) and consult with and rely upon advice, opinions and statements of legal counsel and other experts selected by the Collateral Agent, the Securities Intermediary, or the Custodial Agent, as the case may be. Each of the Collateral Agent and the Securities Intermediary may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Securities

Intermediary and the Custodial Agent shall in all cases be entitled to receive and shall be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Company in accordance with this Agreement.

        SECTION 9.4    RIGHTS IN OTHER CAPACITIES.

        The Collateral Agent, the Securities Intermediary and the Custodial Agent and their affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Purchase Contract Agent, any other Person interested herein and any Holder of Securities (and any of their respective subsidiaries or affiliates) as if it were not acting as the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, and the Collateral Agent, the Securities Intermediary and the Custodial Agent and their affiliates may accept fees and other consideration from the Purchase Contract Agent and any Holder of Securities without having to account for the same to the Company; provided that each of the Securities Intermediary, the Collateral Agent and the Custodial Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.

        SECTION 9.5 NON-RELIANCE ON COLLATERAL AGENT, SECURITIES INTERMEDIARY AND CUSTODIAL AGENT.

        Neither the Securities Intermediary, the Collateral Agent nor the Custodial Agent shall be required to keep itself informed as to the performance or observance by the Purchase Contract Agent or any Holder of Securities of this Agreement, the Purchase Contract Agreement, the Securities or any other document referred to or provided for herein or therein or in connection herewith or therewith or to inspect the properties or books of the Purchase Contract Agent or any Holder of Securities. None of the Collateral Agent, the Securities Intermediary or the Custodial Agent shall have any duty or responsibility to provide the Company with any credit or other information concerning the affairs, financial condition or business of the Purchase Contract Agent or any Holder of Securities (or any of their respective affiliates) that may come into the possession of the Collateral Agent, the Securities Intermediary or and the Custodial Agent or any of their respective affiliates.

        SECTION 9.6    COMPENSATION AND INDEMNITY.

        The Company agrees to:

               (1) pay the Collateral Agent, the Securities Intermediary and the Custodial Agent from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, for all services rendered by them hereunder;

               (2) indemnify and hold harmless the Collateral Agent, the Securities Intermediary and the Custodial Agent and each of their respective directors, officers, agents and employees (collectively, the "INDEMNITEES"), harmless from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) (collectively, "LOSSES" and individually, a "LOSS") that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which either the Collateral Agent, the Securities Intermediary or the Custodial Agent is entitled to rely pursuant to the terms of this Agreement; and

               (3) in addition to and not in limitation of paragraph (2) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent's, the Securities Intermediary's or the Custodial Agent's acceptance or performance of its powers and duties under this Agreement, provided the Collateral Agent, the Securities Intermediary or the Custodial Agent have not acted with gross negligence or engaged in willful misconduct with respect to the specific Loss against which indemnification is sought.

        Without prejudice to its rights hereunder, when any of the Collateral Agent or Securities Intermediary incurs expenses or renders services after a Termination Event occurs, the expenses and compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code or any applicable state bankruptcy, insolvency or other similar law.

        SECTION 9.7    FAILURE TO ACT.

        In the event of any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, then at its sole option, each of the Collateral Agent, the Securities Intermediary and the Custodial Agent shall be entitled, after prompt notice to the Company and the Purchase Contract Agent, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Securities Intermediary and the Custodial Agent shall not be or become liable in any way to any of the parties hereto for its failure or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Securities Intermediary and the Custodial Agent shall be entitled to refuse to act until either:

               (1) such conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be; or

               (2) the Collateral Agent, the Securities Intermediary or the Custodial Agent, as the case may be, shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.

The Collateral Agent, the Securities Intermediary and the Custodial Agent may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Securities Intermediary or the Custodial Agent may deem necessary. Notwithstanding anything contained herein to the contrary, neither the Collateral Agent, the Securities Intermediary nor the Custodial Agent shall be required to take any action that is in its opinion contrary to law or to the terms of this Agreement, or which would in its opinion subject it or any of its officers, employees or directors to liability.

        SECTION 9.8 RESIGNATION OF COLLATERAL AGENT, SECURITIES INTERMEDIARY AND CUSTODIAL AGENT.

        (a) Subject to the appointment and acceptance of a successor Collateral Agent, Securities Intermediary or Custodial Agent as provided below:

               (1) the Collateral Agent, the Securities Intermediary and the Custodial Agent may resign at any time by giving notice thereof to the Company and the Purchase Contract Agent as attorney-in-fact for the Holders of Securities;

               (2) the Collateral Agent, the Securities Intermediary and the Custodial Agent may be removed at any time by the Company; and

               (3) if the Collateral Agent, Securities Intermediary or the Custodial Agent fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Purchase Contract Agent and such failure shall be continuing, the Collateral Agent, the Securities Intermediary or the Custodial Agent may be removed by the Purchase Contract Agent.

The Purchase Contract Agent shall promptly notify the Company of any removal of the Collateral Agent, Securities Intermediary or Custodial Agent pursuant to clause (3) of the immediately preceding sentence. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Securities Intermediary or the Custodial Agent, as the case may be. If no successor Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent's, Securities Intermediary's or Custodial Agent's giving of notice of resignation or the Company or the Purchase Contract Agent giving notice of such removal, then the retiring Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor Collateral

Agent, Securities Intermediary or the Custodial Agent, as the case may be. Each of the Collateral Agent, the Securities Intermediary and Custodial Agent shall be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000 and shall not be the Purchase Contract Agent or any of its affiliates. Upon the acceptance of any appointment as Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, hereunder by a successor Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Securities Intermediary, or Custodial Agent, as the case may be, and the retiring Collateral Agent, Securities Intermediary or Custodial Agent, as the case may be, shall take all appropriate action to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Securities Intermediary or Custodial Agent shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Securities Intermediary or Custodial Agent hereunder. After any retiring Collateral Agent's, Securities Intermediary's or Custodial Agent's resignation hereunder as Collateral Agent, Securities Intermediary or Custodial Agent, the provisions of Sections 9 and 11.7 hereof shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, the Securities Intermediary or the Custodial Agent.

        SECTION 9.9    RIGHT TO APPOINT AGENT OR ADVISOR.

        The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents pursuant to this Section 9.9 shall be subject to prior consent of the Company, which consent shall not be unreasonably withheld.

        SECTION 9.10   SURVIVAL.

        The provisions of Sections 9 and 11.7 hereof shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Securities Intermediary or the Custodial Agent.

        SECTION 9.11   EXCULPATION.

        Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Securities Intermediary or the Custodial Agent or their officers, directors, employees or agents be liable under this Agreement for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Securities Intermediary or the Custodial Agent, or any of them.

        SECTION 10.    AMENDMENT.

        SECTION 10.1   AMENDMENT WITHOUT CONSENT OF HOLDERS.

        Without the consent of any Holders, the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent, at any time and from time to time, may amend this Agreement, in form satisfactory to the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent, to:

               (1) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company;

               (2) evidence and provide for the acceptance of appointment hereunder by a successor Collateral Agent, Securities Intermediary, Custodial Agent or Purchase Contract Agent;

               (3) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company, provided such covenants or such surrender do not adversely affect the validity, perfection or priority of the Pledge created hereunder; or

               (4) cure any ambiguity (or formal defect), correct or supplement any provisions herein which may be inconsistent with any other such provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

        SECTION 10.2   AMENDMENT WITH CONSENT OF HOLDERS.

        With the consent of the Holders of not less than a majority of the Purchase Contracts at the time outstanding, by Act of such Holders delivered to the Company, the Purchase Contract Agent, the Securities Intermediary, the Collateral Agent and the Custodial Agent, as the case may be, the Company, the Purchase Contract Agent, the Securities Intermediary, the Collateral Agent and the Custodial Agent may amend this Agreement for the purpose of modifying in any manner the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that no such supplemental agreement shall, without the unanimous consent of the Holders of each Outstanding Security adversely affected thereby:

               (1) Change the amount or type of Collateral underlying a Security (except for the rights of holders of PEPS Units to substitute the Treasury Securities for the Pledged Preferred Securities or the Pledged Subordinated Notes, as the case may be, or the rights of Holders of Treasury PEPS Units to substitute Preferred Securities or Subordinated Notes, as applicable, for the Pledged Treasury Securities), impair the right of the Holder of any Security to receive distributions on the underlying Collateral or otherwise adversely affect the Holder's rights in or to such Collateral; or

               (2) otherwise effect any action that would require the consent of the Holder of each Outstanding Security affected thereby pursuant to the Purchase Contract Agreement if such action were effected by an agreement supplemental thereto; or

               (3) reduce the percentage of Purchase Contracts the consent of whose Holders is required for any such amendment;

provided that if any amendment or proposal referred to above would adversely affect only the PEPS Units or only the Treasury PEPS Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (1) through (3) above.

        It shall not be necessary for any Act of Holders under Section 10 hereof to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

        SECTION 10.3   EXECUTION OF AMENDMENTS.

        In executing any amendment permitted by Section 10 hereof, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent shall be entitled to receive and (subject to Section 7.1 of the Purchase Contract Agreement with respect to the Purchase Contract Agent) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent, if any, to the execution and delivery of such amendment have been satisfied.

        SECTION 10.4   EFFECT OF AMENDMENTS.

        Upon the execution of any amendment under Section 10 hereof, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered under the Purchase Contract Agreement shall be bound thereby.

        SECTION 10.5   REFERENCE TO AMENDMENTS.

        Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any amendment pursuant to Section 10 hereof may, and shall if required by the Collateral Agent or the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent and the Collateral Agent as to any matter provided for in such amendment. If the Company shall so determine, new Security Certificates so modified as to conform, in the opinion of the Collateral Agent, the Purchase Contract Agent and the Company, to any such amendment may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in accordance with the Purchase Contract Agreement in exchange for Outstanding Security Certificates.

        SECTION 11.    MISCELLANEOUS.

        SECTION 11.1   NO WAIVER.

        No failure on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent, the Securities Intermediary, the Custodial Agent or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

        SECTION 11.2   GOVERNING LAW.

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Holders from time to time of the Securities, acting through the Purchase Contract Agent as their attorney-in-fact, hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Holders from time to time of the Securities, acting through the Purchase Contract Agent as their attorney-in-fact, irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

        SECTION 11.3   NOTICES.

        All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "ADDRESS FOR NOTICES" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

        SECTION 11.4   SUCCESSORS AND ASSIGNS.

        This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Purchase Contract Agent, and the Holders from time to time of the Securities, by their acceptance of the same, shall be deemed to have agreed to be bound by the provisions hereof and to have ratified the agreements of, and the grant of the Pledge hereunder by, the Purchase Contract Agent.

        SECTION 11.5   COUNTERPARTS.

        This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

        SECTION 11.6   SEVERABILITY.

        If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

        SECTION 11.7   EXPENSES, ETC.

        The Company agrees to reimburse the Collateral Agent, the Securities Intermediary and the Custodial Agent for:

               (1) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary and the Custodial Agent (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Securities Intermediary and the Custodial Agent), in connection with the negotiation, preparation, execution and delivery or performance of any services under or in connection with this Agreement, including any modification, supplement or waiver of any of the terms of this Agreement;

               (2) in addition to and not in limitation of paragraph (1) immediately above, all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary and the Custodial Agent (including, without limitation, reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing any Holder of Securities to satisfy its obligations under the Purchase Contracts forming a part of the Securities and (ii) the enforcement of this
        Section 11.7;

               (3) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby (it being understood, however, that none of the Collateral Agent, Securities Intermediary or Custodial Agent shall have any duty or obligation in respect of any such filing, registration, recording or perfection unless and until specifically requested in writing by the Company to take any action in respect thereto);

               (4) all fees and expenses of any agent, expert or advisor appointed by the Collateral Agent and, in the case of any agent, consented to by the Company under Section 9.9 of this Agreement; and

               (5) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Securities Intermediary and the Custodial Agent in connection with the performance of their duties hereunder.

        SECTION 11.8   SECURITY INTEREST ABSOLUTE.

        All rights of the Collateral Agent and security interests hereunder, and all obligations of the Holders from time to time hereunder, shall be absolute and unconditional irrespective of:

               (1) any lack of validity or enforceability of any provision of the Purchase Contracts or the Securities or any other agreement or instrument relating thereto;

               (2) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the obligations of Holders of the Securities under the related Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Purchase Contract Agreement or any Purchase Contract or any other agreement or instrument relating thereto; or

               (3) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledger.

        SECTION 11.9 NOTICE OF TAX EVENT, TAX EVENT REDEMPTION AND TERMINATION EVENT.

        Upon the occurrence of a Tax Event, a Tax Event Redemption or a Termination Event, the Company shall deliver written notice to the Collateral Agent and the Securities

Intermediary and unless and until any such notice is so delivered, the Collateral Agent and the Securities Intermediary may conclusively presume that no such events exist. Upon the written request of the Collateral Agent or the Securities Intermediary, the Company shall inform such party whether or not a Tax Event, a Tax Event Redemption or a Termination Event has occurred.

        SECTION 11.10  BOOK-ENTRY INTERESTS

        Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.09 of the Purchase Contract Agreement, the Collateral Agent, Securities Intermediary and Custodial Agent shall be entitled to deal with the Depositary for all purposes of this Agreement (including the receipt or transfer of any funds hereunder) as the Holder of the Securities, shall have no obligation to the Beneficial Owners and the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such Beneficial Owners and the Depositary or the Depositary Participants. The provisions of Sections 3.06 and 3.07 of the Purchase Contract Agreement are hereby made applicable to the Collateral Agent, Securities Intermediary and Custodial Agent, mutatis mutandis, as if they were the Purchase Contract Agent as referred to therein.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PPL CORPORATION                                  THE CHASE MANHATTAN BANK as
                                                 Purchase Contract Agent and as
                                                 attorney-in-fact of the Holders from time
                                                 to time of the Securities

By:      /s/  James E. Abel                      By:       /s/  Annette M. Marsula
-----------------------------------------------  -------------------------------------------
       Name:  James E. Abel                              Name:  Annette M. Marsula
       Title: Vice-President - Finance and               Title: Vice President
              Treasurer

Address for Notices:                             Address for Notices:

PPL Corporation                                  The Chase Manhattan Bank
Two North Ninth Street                           450 West 33rd Street
Allentown, Pennsylvania  18101-1179              New York, NY 10001
Attention: Treasurer                             Attention: Institutional Trust Services
Telecopy: (610) 774-5106                         Administration
                                                 Telecopy: (212) 946-8177

THE BANK OF NEW YORK,                            THE BANK OF NEW YORK,
As Collateral Agent                              as Securities Intermediary
By:      /s/  Paul J. Schmalzel                  By:      /s/  Paul J. Schmalzel
-----------------------------------------------  -------------------------------------------
       Name:  Paul J. Schmalzel                         Name:  Paul J. Schmalzel
       Title: Vice President                            Title: Vice President

Addresses for Notices:                           Addresses for Notices:

The Bank of New York                             The Bank of New York
101 Barclay Street, Floor 21 West                101 Barclay Street, Floor 21 West
New York, New York 10286                         New York, New York 10286

Attention:  Corporate Trust Administration-      Attention:  Corporate Trust Administration-
            Corporate Finance Unit                           Corporate Finance Unit
Telecopy:   (212) 815-5915                       Telecopy:   (212) 815-5915

THE BANK OF NEW YORK,
As Custodial Agent
By:      /s/  Paul J. Schmalzel
-----------------------------------------------
       Name:  Paul J. Schmalzel
       Title: Vice President

Addresses for Notices:
The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York 10286

Attention:  Corporate Trust Administration-
            Corporate Finance Unit
Telecopy:   (212) 815-5915

                                                                       EXHIBIT A

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                     (Establishment of Treasury PEPS Units)


The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention:     Corporate Trust Administration-Corporate Finance Unit
Telecopy:      (212) 815-5915

        Re: PEPS Units of PPL Corporation (the "COMPANY") and PPL Capital Funding Trust I

               The securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated The Bank of New York, as Collateral Agent of PPL Corporation, as pledgee of The Chase Manhattan Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "COLLATERAL ACCOUNT")

        Please refer to the Pledge Agreement, dated as of May 9, 2001 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, , as Securities Intermediary, and as Custodial Agent, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PEPS Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

        We hereby notify you in accordance with Section 5.2 of the Pledge Agreement that the holder of securities named below (the "HOLDER") has elected to substitute $__________ Value of Treasury Securities or security entitlements with respect thereto in exchange for [an equal Value of [Pledged Preferred Securities] [Pledged Subordinated Notes] relating to _________ PEPS Units] and has delivered to the undersigned a notice stating that the Holder has Transferred such Treasury Securities or security entitlements with respect thereto to the Securities Intermediary for credit to the Collateral Account.

        We hereby request that you instruct the Securities Intermediary, upon confirmation that such Treasury Securities or security entitlements with respect thereto have been credited to the Collateral Account, to release to the undersigned [an equal Value of [Pledged Preferred Securities] [Pledged Subordinated Notes]] in accordance with Section 5.2 of the Pledge Agreement. We also hereby confirm that no Tax Event Redemption has occurred.

                                        THE CHASE MANHATTAN BANK,
                                        as Purchase Contract Agent and as
Date:                                   attorney-in-fact of the Holders from
       -------------                    time to time of the Securities

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

Please print name and address of Holder electing to substitute Treasury Securities or security entitlements thereto for the [Pledged Preferred Securities] [Pledged Subordinated Notes]:



------------------------------           ---------------------------------------
           Name                          Social Security or other
                                         Taxpayer Identification Number,
                                         if any

------------------------------
           Address

------------------------------

------------------------------


                                         ---------------------------------------
------------------------------
Trades Account No. of or through
which Holder transferred Treasury
Securities

                                                                       EXHIBIT B


                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                     (Establishment of Treasury PEPS Units)


The Bank of New York, as Securities Intermediary
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention:     Corporate Trust Administration-Corporate Finance Unit
Telecopy:      (212) 815-5915

        Re: PEPS Units of PPL Corporation (the "COMPANY") and PPL Capital Funding Trust I

               The securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated The Bank of New York, as Collateral Agent of PPL Corporation, as pledgee of The Chase Manhattan Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "COLLATERAL ACCOUNT")

        Please refer to the Pledge Agreement, dated as of May 9, 2001 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, The Chase Manhattan Bank, as Purchase Contract Agent and as attorney-in-fact for the holders of PEPS Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but not defined shall have the meanings set forth in the Pledge Agreement.

        When you have confirmed that $__________ Value of Treasury Securities or security entitlements thereto has been credited to the Collateral Account by or for the benefit of _________, as Holder of PEPS Units (the "HOLDER"), you are hereby instructed to release from the Collateral Account [an equal Value of [Preferred Securities or security entitlements thereto] [Subordinated Notes or security entitlements thereto]] relating to _____ PEPS Units of the Holder] by Transfer to the Purchase Contract Agent.


                                        The Bank of New York,
Dated:                                  as Collateral Agent
        ------------
                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

        Please print name and address of Holder:



------------------------------           ---------------------------------------
           Name                          Social Security or other
                                         Taxpayer Identification Number,
                                         if any

------------------------------
           Address

------------------------------

------------------------------


                                         ---------------------------------------
------------------------------
Trades Account No. of or through
which Holder transferred Treasury
Securities

                                                                       EXHIBIT C


                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT
                        (Reestablishment of PEPS Units )


The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention:     Corporate Trust Administration-Corporate Finance Unit
Telecopy:      (212) 815-5915

        Re: PEPS Units of PPL Corporation (the "COMPANY") and PPL Capital Funding Trust I

        Please refer to the Pledge Agreement dated as of May 9, 2001 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PEPS Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

        We hereby notify you in accordance with Section 5.3(a) of the Pledge Agreement that the holder of securities listed below (the "HOLDER") has elected to substitute [$_____________ Value of [Preferred Securities or security entitlements thereto] [Subordinated Notes or security entitlements thereto]] in exchange for $__________ Value of Pledged Treasury Securities and has delivered to the undersigned a notice stating that the holder has Transferred such [Preferred Securities or security entitlements thereto] [Subordinated Notes or security entitlements thereto] to the Securities Intermediary, for credit to the Collateral Account.

        We hereby request that you instruct the Securities Intermediary, upon confirmation that such [Preferred Securities or security entitlements thereto] [Subordinated Notes or security entitlements thereto] have been credited to the Collateral Account, to release to the undersigned $__________ Value of Treasury Securities or security entitlements thereto related to _____ PEPS Units of such Holder in accordance with Section 5.3(a) of the Pledge Agreement. We also hereby confirm that no Tax Event Redemption nor a successful Initial Remarketing has occurred.

                                        THE CHASE MANHATTAN BANK,
Date:                                   as Purchase Contract Agent
       -------------
                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

        Please print name and address of Holder electing to substitute [Preferred Securities or security entitlements thereto] [Subordinated Notes or security entitlements thereto] for Pledged Treasury Securities:



------------------------------           ---------------------------------------
           Name                          Social Security or other
                                         Taxpayer Identification Number,
                                         if any

------------------------------
           Address

------------------------------

------------------------------


                                         ---------------------------------------
------------------------------
DTC Account No. through which
Holder transferred Preferred
Securities or Subordinated Notes or
security entitlements thereto

                                                                       EXHIBIT D


                                   INSTRUCTION
                              FROM COLLATERAL AGENT
                           TO SECURITIES INTERMEDIARY
                         (Reestablishment of PEPS Units)


The Bank of New York, as Securities Intermediary
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention:     Corporate Trust Administration-Corporate Finance Unit
Telecopy:      (212) 815-5915

        Re:    _______ PEPS Units of PPL Corporation
               (the "COMPANY") and PPL Capital Funding Trust I

               The securities account of The Bank of New York, as Collateral Agent, maintained by the Securities Intermediary and designated The Bank of New York, as Collateral Agent of PPL Corporation, as pledgee of The Chase Manhattan Bank, as the Purchase Contract Agent on behalf of and as attorney-in-fact for the Holders" (the "COLLATERAL ACCOUNT")

        Please refer to the Pledge Agreement dated as of May 9, 2001 (the "PLEDGE AGREEMENT"), among the Company, you, as Collateral Agent, as Securities Intermediary and as Custodial Agent, The Chase Manhattan Bank, as Purchase Contract Agent and as attorney-in-fact for the holders of PEPS Units from time to time, and the undersigned, as Collateral Agent. Capitalized terms used herein but no defined shall have the meaning set forth in the Pledge Agreement.

        When you have confirmed that $ __________ Value of [Preferred Securities or security entitlements thereto] [Subordinated Notes or security entitlements thereto] has been credited to the Collateral Account by or for the benefit of ________________, as Holder of PEPS Units (the "HOLDER"), you are hereby instructed to release from the Collateral Account $ ________________ Value of Treasury Securities or security entitlements thereto by Transfer to the Purchase Contract Agent.

                                        The Bank of New York,
Dated:                                  As Collateral Agent
        ------------
                                        By:
                                             --------------------------------
                                             Name:
                                             Title:

        Please print name and address of Holder electing to substitute [Preferred Securities or security entitlements thereto] [Subordinated Notes or security entitlements thereto] for Pledged Treasury Securities:


------------------------------           ---------------------------------------

------------------------------           ---------------------------------------
           Name                          Social Security or other
                                         Taxpayer Identification Number,
                                         if any

------------------------------
           Address

------------------------------

------------------------------


                                         ---------------------------------------
------------------------------
DTC Account No. through which
Holder transferred Preferred
Securities or Subordinated Notes or
security entitlements thereto

                                                                       EXHIBIT E


             NOTICE OF CASH SETTLEMENT FROM SECURITIES INTERMEDIARY
                           TO PURCHASE CONTRACT AGENT
                            (Cash Settlement Amounts)


The Chase Manhattan Bank
450 West 33rd Street
New York, NY 10001
Attention: Corporate Trustee Administration
Telecopy:
          -------------------

        Re:    PEPS Units of PPL Corporation
               (the "COMPANY") and PPL Capital Funding Trust I

        Please refer to the Pledge Agreement dated as of May 9, 2001 (the "PLEDGE AGREEMENT"), by and among you, the Company, The Bank of New York, as Collateral Agent, as Custodial Agent and the undersigned, as Securities Intermediary. Unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein.

        In accordance with Section 5.5(d) of the Pledge Agreement, we hereby notify you that as of 11:00 a.m. (New York City time) [(i) on the fourth Business Day immediately preceding May 18, 2004], [on the Business Day immediately preceding May 18, 2004], we have received [(i) $ _______________ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Purchase Contract Settlement Date with respect to ________________ PEPS Units] [(ii) $ ___________ in immediately available funds paid in an aggregate amount equal to the Purchase Price to the Company on the Purchase Contract Settlement Date with respect to ______ Treasury PEPS Units].


                                        The Bank of New York,
Date:                                   as Securities Intermediary
       -------------
                                        By:
                                             --------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT F


                    TO CUSTODIAL AGENT REGARDING REMARKETING


The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention:     Corporate Trust Administration-Corporate Finance Unit
Telecopy:      (212) 815-5915

        Re: [Preferred Securities] [Subordinated Notes] of [PPL Capital Funding Trust I] [PPL Capital Funding, Inc.]

        The undersigned hereby notifies you in accordance with Section 5.7(c) of the Pledge Agreement, dated as of May 9, 2001 (the "PLEDGE AGREEMENT"), among PPL Corporation, yourselves, as Collateral Agent and Securities Intermediary and Custodial Agent, and The Chase Manhattan Bank, as Purchase Contract Agent and as attorney-in-fact for the Holders of PEPS Units and of Treasury PEPS Units from time to time, that the undersigned elects to deliver $____ [aggregate liquidation preference] [principal amount] of [Preferred Securities] [Subordinated Notes] for delivery to the Remarketing Agent on the Business Day immediately preceding the [Initial Remarketing Date] [Final Remarketing Date] for remarketing pursuant to Section 5.7(c) of the Pledge Agreement. The undersigned will, upon request of the Remarketing Agent, execute and deliver any additional documents deemed by the Remarketing Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the [Preferred Securities] [Subordinated Notes] tendered hereby.

        The undersigned hereby instructs you, upon receipt of the Proceeds of such remarketing from the Remarketing Agent to deliver such Proceeds to the undersigned in accordance with the instructions indicated herein under "A. Payment Instructions". The undersigned hereby instructs you, in the event of a Failed [Initial] [Final] Remarketing, upon receipt of the [Preferred Securities] [Subordinated Notes] tendered herewith from the Remarketing Agent, to deliver the [Preferred Securities] [Subordinated Notes] to the person(s) and the address(es) indicated herein under "B. Delivery Instructions."

        With this notice, the undersigned hereby (i) represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the [Preferred Securities] [Subordinated Notes] tendered hereby and that the undersigned is the record owner of any [Preferred Securities] [Subordinated Notes] tendered herewith in physical form or a participant in The Depositary Trust Company ("DTC") and the beneficial owner of any [Preferred Securities] [Subordinated Notes] tendered herewith by book-entry transfer to your account at DTC and (ii) agrees to be bound by the terms and conditions of
Section 5.7(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

                                                                       EXHIBIT F




Date:
       -------------
                                        By:
                                           --------------------------------
                                           Name:
                                           Title:
                                           Signature Guarantee:

Please print name and address:


-----------------------------------        --------------------------------
               Name                        Social Security or other
                                           Taxpayer Identification
                                           Number, if any
             Address

-----------------------------------

-----------------------------------

-----------------------------------


----------------------------------------------   -----------------------------------------
A.      PAYMENT INSTRUCTIONS                     B.      DELIVERY INSTRUCTIONS
----------------------------------------------   -----------------------------------------
Proceeds of the remarketing should be paid       In the event of a failed
by check in the name of the person(s) set        remarketing, Preferred
forth below and mailed to the address set        Securities or Subordinated
forth below                                      Notes which are in physical
                                                 form should be delivered to the
                                                 person(s) set forth
                                                 below and mailed to the address set
                                                 forth below.
                   Name(s)

       -----------------------------                              Name(s)
               (Please Print)
                                                        -----------------------------
                   Address                                     (Please Print)


      -----------------------------                               Address
               (Please Print)
                                                      -----------------------------
                                                               (Please Print)
      -----------------------------

      -----------------------------                   -----------------------------
                 (Zip Code)
                                                      -----------------------------
                                                                 (Zip Code)
      -----------------------------
   (Tax Identification or Social Security
                   Number)                            -----------------------------
                                                   (Tax Identification or Social Security
   If a DTC Participant, add wire transfer                         Number)
   instructions and DTC Account No.
                                                 In the event of a failed remarketing,
                                                 Preferred Securities or Subordinated
      -----------------------------              Notes which are in book-entry form
        Wire transfer instructions               should be credited to the account at
                                                 The Depositary Trust Company set forth
                                                 below.
      -----------------------------
            DTC Account Number
                                                 -----------------------------
                                                       DTC Account Number

----------------------------------------------   -----------------------------------------

                                                                       EXHIBIT F



----------------------------------------------   -----------------------------------------
                                                  Name of Account Party:
----------------------------------------------   -----------------------------------------

                                                                       EXHIBIT G

                    INSTRUCTION TO CUSTODIAL AGENT REGARDING
                           WITHDRAWAL FROM REMARKETING


The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York  10286
Attention:     Corporate Trust Administration-Corporate Finance Unit
Telecopy:      (212) 815-5915

        Re: [Preferred Securities] [Subordinated Notes] of [PPL Capital Funding Trust I] [PPL Capital Funding, Inc.]

        The undersigned hereby notifies you in accordance with Section 5.7(c) of the Pledge Agreement, dated as of May 9, 2001 (the "PLEDGE AGREEMENT"), among PPL Corporation, yourselves, as Collateral Agent, Securities Intermediary and Custodial Agent, and The Chase Manhattan Bank, as Purchase Contract Agent and as attorney-in-fact for the Holders of PEPS Units and Treasury PEPS Units from time to time, that the undersigned elects to withdraw the $____ [aggregate liquidation preference] [principal amount] of [Preferred Securities] [Subordinated Notes] delivered to the Custodial Agent on ______________, __________ for remarketing pursuant to Section 5.7(c) of the Pledge Agreement. The undersigned hereby instructs you to return such [Preferred Securities] [Subordinated Notes] to the undersigned in accordance with the undersigned's instructions. With this notice, the undersigned hereby agrees to be bound by the terms and conditions of Section 5.7(c) of the Pledge Agreement. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.


Date:
       -------------
                                        By:
                                             -------------------------------
                                             Name:
                                             Title:
                                             Signature Guarantee:

Please print name and address:

------------------------------           ---------------------------------------
           Name                          Social Security or other
                                         Taxpayer Identification Number,
                                         if any

              Address
------------------------------

------------------------------

------------------------------


                                         ---------------------------------------
------------------------------
DTC Account No. to which such Preferred
Securities or Subordinated Notes or
security entitlements thereto are to be
credited at the Depository Trust Company

                                                                       Exhibit H

                 NOTICE TO MAKE TREASURY PORTFOLIO CASH PAYMENT




Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036
Telecopy:  (212) 761-0538

        Re: ________ PEPS Units of PPL Corporation, a Pennsylvania corporation (the "COMPANY") and PPL Capital Funding Trust I

        The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.02 of the Purchase Contract Agreement, dated as of May 9, 2001 (the "PURCHASE CONTRACT AGREEMENT") and Section 7.4 of the Pledge Agreement, dated as of May 9, 2001 (the "PLEDGE AGREEMENT"); that such Holder has elected to pay to the Remarketing Agent for purchase of the Treasury Portfolio, prior to or at 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the first Initial Remarketing Date or the third Business Day immediately preceding February 18, 2004, or, in the case of an Additional Remarketing, on the second Business Day immediately preceding such Initial Remarketing Date (in lawful money of the United States by wire transfer, in immediately available funds), $______ as the Treasury Portfolio Purchase Price for the Treasury Portfolio to be purchased and substituted for the Holder's Preferred Trust Securities on the applicable Reset Effective Date.


Date:
     ----------------------------            -----------------------------------
                                             Signature

                                             Signature Guarantee:
                                                                 ---------------

Please print name and address of Registered Holder:


------------------------------           ---------------------------------------
           Name                          Social Security or other
                                         Taxpayer Identification Number,
                                         if any

------------------------------
           Address

------------------------------

------------------------------


                                         ---------------------------------------
------------------------------
DTC Account No. of Holder

                                                                       EXHIBIT I

                             INSTRUCTION TO PURCHASE
                   CONTRACT AGENT AND SECURITIES INTERMEDIARY


The Chase Manhattan Bank
450 West 33rd Street
New York, NY  10001
Attention:  Corporate Trustee Administration

               Re: PEPS Units of PPL Corporation (the "Company") and PPL Capital Funding Trust I

        The undersigned Holder hereby notifies you that it has delivered to the Remarketing Agent, for credit to the Collateral Account, cash in the amount of $______ for the purchase of the Applicable Ownership Interest in the Treasury Portfolio in exchange for $__________ Preferred Securities or Subordinated Notes, as the case may be, held in the Collateral Account in respect of the number of PEPS Units specified below, in accordance with the Pledge Agreement, dated as of May 9, 2001 (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein). The undersigned Holder has paid all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the Notes related to such PEPS Units.

Date:
     ----------------------------            -----------------------------------
                                             Signature

                                             Signature Guarantee:
                                                                 ---------------

Please print name and address of Registered Holder:


------------------------------           ---------------------------------------
           Name                          Social Security or other
                                         Taxpayer Identification Number,
                                         if any
           Address
------------------------------            Number of PEPS Units
                                                              ------------------

------------------------------

------------------------------

                                                                       EXHIBIT J

                                   INSTRUCTION
                          FROM PURCHASE CONTRACT AGENT
                               TO COLLATERAL AGENT


The Bank of New York
101 Barclay Street - 2115
New York, NY  10286

                      Re: PEPS Units of PPL Corporation (the "Company") and PPL Capital Funding Trust I

        Please refer to the Pledge Agreement dated as of May 9, 2001 (the "Pledge Agreement"), among the Company, you, as Collateral Agent, Securities Intermediary and Custodial Agent, and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of PEPS Units from time to time. Capitalized terms used herein but not defined shall have the meaning set forth in the Pledge Agreement.

        We hereby instruct you in accordance with Section 74 of the Pledge Agreement that we have received notice from the Holder named below that the Holder has elected to substitute $________ per Preferred Security or Subordinated Note, as the case may be, as permitted under Section 5.02 of the Purchase Contract Agreement through optional cash payment to the Remarketing Agent of the Treasury Portfolio Purchase Price. The Applicable Ownership Interest of the Treasury Portfolio will, upon receipt thereof from the Remarketing Agent, be substituted for $___________ in principal amount of the Pledged Preferred Security or the Pledged Subordinated Note, as the case may be. We have received a notice stating that the Holder has transferred such cash to the Remarketing Agent for the purchase of the Applicable Ownership Interest of the Treasury Portfolio.

        We hereby request that you as the Collateral Agent cause the Securities Intermediary, upon confirmation that such Applicable Ownership Interest of the Treasury Portfolio has been credited to the Collateral Account, to release to us for delivery to such Holder _________ principal amount of Preferred Security or Subordinated Note, as the case may be, in accordance with Section 7.4 of the Pledge Agreement.

                                           THE CHASE MANHATTAN BANK,
                                           as Purchase Contract Agent

Date:                                      By:
       -------------                            ------------------------------
                                                Name:
                                                Title:


                                      J-1